UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2017

NET SAVINGS LINK, INC.

(Exact name of registrant as specified in its charter)

Colorado	000-53346	82-1337551
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2374 Route 390 North, Mountainhome
Cresco, PA	18326
(Address of principal executive offices)	(Zip Code)

(570) 595-2432
(Registrant’s telephone number, including area code)

P.O. Box 609 1076 Route 390 North Mountainhome, Pennsylvania 18342
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

On April 28, 2017, the Board of Directors of Net Savings Link, Inc. and its principal stockholder, holding a majority of the voting power, formally approved an amendment to the Company’s articles of incorporation, decreasing the Company’s authorized shares of common stock from 10,000,000,000 shares with a par value of $0.001 per share to 6,000,000,000 shares with a par value of $0.001 .

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 28, 2017

NET SAVINGS LINK, INC.

/s/ James Tilton
James Tilton, Chief Executive Officer

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